As filed with the Securities and Exchange Commission on January 05, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric M. Banhazl
Advisors Series Trust
615 East Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5340
(Registrant's telephone number, including area code)

Date of fiscal year end: October 31, 2006

Date of reporting period: October 31, 2006

Item 1. Report to Stockholders.

ANNUAL REPORT

October 31, 2006

CastleRock Fund

December 2006

Dear Fellow Shareholders:

We would once again like to thank each one of you for your investment in the CastleRock Fund (the “Fund”). This Annual Report covers our first full fiscal year ending October 31, 2006. As of the end of the period, your Fund’s net asset value (NAV) per share was $11.12. In the following paragraphs, we will review the Fund’s investment strategy, provide an overview of the market, discuss the Fund’s performance, and offer our perspectives for the months ahead.

Strategy Review

The investment objective of the CastleRock Fund is to obtain the majority of the returns associated with an investment in the stock market, while reducing volatility for investors. Our goal is to limit downside risk exposure while growing the portfolio value over the long run. Our strategy is comprised of buying reasonably priced common stocks and selling call options against the majority of these positions. We receive a steady flow of cash from the sale of call options, which provides incremental income and can act as a cushion during any market pullback. The amount of cash, also known as the premium, depends on the expected volatility of the equity market—the less volatility, the smaller the premium.

Market Overview

During the last quarter of our fiscal year, investors were rewarded for their patience. After 17 consecutive interest rate hikes, the Fed is now on hold. Since the pause, the stock market has moved significantly higher. Strong corporate profits and record stock buybacks have helped push the S&P 500 to a 5-year high and within 150 points of its all-time high.

The largest companies performed the best. Investors frustrated with commodity markets and hedge funds have started to return to the mostly ignored large-cap stocks, which tend to be more defensive. Large high-quality companies also tend to be the strongest performers in a slowing economy, and are overdue after five years of underperforming small and mid-sized companies.

Falling commodity prices, specifically oil prices, have reduced fears that an over-heating economy would lead to inflationary pressures. Lower inflation expectations have caused interest rates to move lower, which in turn has contributed to higher stock market valuations. The expectation of moderate

CastleRock Fund

economic growth and an acceptable level of inflation have brought talk of a Goldilocks scenario—not too hot, not too cold, but just right. This expectation of a soft landing has significantly lowered expected volatility.

Performance Commentary

For the fiscal year ending October 31, 2006, the Fund delivered a total return net of all fees of 10.82%. We believe this is a solid return for our first full fiscal year of managing the Fund and compares favorably to the S&P 500 on a risk-adjusted basis. We are pleased the Fund is performing in line with our investment objectives but are always striving to do better. As such we were a little disappointed with the market conditions during the year.

Volatility has been extremely low. In fact, the CBOE Volatility Index (VIX), a measure of market volatility, hit a 10-year low at the time of this writing. As mentioned earlier, lower volatility means smaller premiums from selling calls. In order to stay true to our investment discipline of managing risk, we have had to accept smaller premiums. This decision negatively impacted our performance during a time period that the S&P 500 was up 16.34%.

Outlook

The next six months should provide further evidence regarding the soft versus hard landing debate on the U.S. economy. After the recent stock market run up, the Goldilocks scenario seems to be priced into the stock market’s valuation. With the market priced for perfection, downside risk has increased in our opinion. We are glad that we do not merely accept market risk, but rather manage it using call options.

Positives including large share buybacks, high levels of private equity investment, modest inflation, and reasonable equity valuations could provide some level of support to the market in the short-run. In the longer term, the extent of the slowdown in housing and ability of companies to maintain their strong profit growth and record profit margins will be the ultimate drivers of the market.

While the current low volatility environment may persist for a time, we expect investors to re-evaluate their appetite for risk at some point. When this happens, we should see a spike in volatility. This will be a welcome event, as it should allow us to receive a larger flow of cash from the sale of call options.

CastleRock Fund

We are committed to our pursuit of managing equity risk and remain confident in our ability to find attractive investment opportunities no matter what the market environment. As always, we appreciate your continued support and look forward to serving you in the future.

Sincerely,

Mark Matsko, CFA                                                                                                                                            Steve Devejian, CFA
Portfolio Manager                                                                                                                                              Portfolio Manager

Past performance is not a guarantee of future results.

Selling covered call options reduces the risk of owning stocks, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time the call option is sold. Although the Fund seeks to reduce volatility by selling covered call options, the use of a covered call strategy may not fully protect against declines in the underlying common stocks.

Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

Opinions expressed are subject to change, not guaranteed and are not recommendations to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

CastleRock Fund

Comparison of the change in value of a $10,000 investment in the CastleRock Fund vs the S&P 500 Index and the CBOE BuyWrite Monthly Index

		Since Inception
Average Annual Total Return*:	1 Year	(5/23/05)
CastleRock Fund	10.82%	8.72%
S&P 500 Index	16.34%	12.50%
CBOE BuyWrite Monthly Index	10.83%	9.44%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-625-2785.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on May 23, 2005, the Fund’s inception date. Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held less than 90 days. If it did, total returns would be reduced. This chart does not imply any future performance.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The CBOE BuyWrite Monthly Index is a passive total return index based on selling the near-term, at-the-money S&P 500 Index call option against the S&P 500 stock index portfolio each month, on the day the current contract expires.

Indices do not incur expenses and are not available for investment.

*	Average Annual Total Return represents the average change in account value over the periods indicated.

CastleRock Fund

EXPENSE EXAMPLE at October 31, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (5/1/06 - 10/31/06).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.50% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

CastleRock Fund

EXPENSE EXAMPLE at October 31, 2006 (Unaudited), Continued

In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/06	10/31/06	5/1/06 - 10/31/06*
Actual	$1,000.00	$1,022.10	$7.65
Hypothetical (5% return	$1,000.00	$1,017.64	$7.63
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

ALLOCATION OF PORTFOLIO ASSETS at October 31, 2006 (Unaudited)

CastleRock Fund

SCHEDULE OF INVESTMENTS at October 31, 2006
COMMON STOCKS - 96.76%	Shares	Value
Aerospace & Defense - 1.68%
L-3 Communications Holdings, Inc. (a)	2,500	$201,300

Air Freight & Logistics - 6.25%
C.H. Robinson Worldwide, Inc. (a)	8,000	333,920
Expeditors International of Washington, Inc. (a)	4,000	189,640
United Parcel Service, Inc. - Class B (a)	3,000	226,050
		749,610

Airlines - 4.17%
Southwest Airlines Co. (a)	33,300	500,499

Automobiles - 0.57%
Harley-Davidson, Inc. (a)	1,000	68,630

Capital Markets - 0.64%
Morgan Stanley (a)	1,000	76,430

Commercial Services & Supplies - 1.73%
Cintas Corp. (a)	5,000	207,000

Computers & Peripherals - 0.51%
Diebold, Inc. (a)	1,400	61,152

Diversified Financial Services - 3.20%
CIT Group, Inc. (a)	6,000	312,300
J.P. Morgan Chase & Co. (a)	1,500	71,160
		383,460

Energy Equipment & Services - 6.94%
BJ Services Co. (a)	8,000	241,280
ENSCO International, Inc. (a)	7,000	342,790
Tidewater, Inc. (a)	5,000	248,650
		832,720

Food & Staples Retailing - 1.91%
BJ’s Wholesale Club, Inc. (a)(b)	8,000	229,200

Health Care Equipment & Supplies - 4.94%
Biomet, Inc. (a)	7,100	268,664

See accompanying Notes to Financial Statements.

CastleRock Fund

SCHEDULE OF INVESTMENTS at October 31, 2006, Continued
COMMON STOCKS - 96.76%, Continued		Shares	Value
Health Care Equipment
& Supplies - 4.94%, Continued
Zimmer Holdings, Inc. (a)(b)		4,500	$324,045
			592,709

Health Care Providers & Services - 3.83%
Express Scripts, Inc. (a)(b)		3,000	191,160
UnitedHealth Group, Inc. (a)		5,500	268,290
			459,450

Hotels, Restaurants & Leisure - 2.66%
Harrah’s Entertainment, Inc. (a)		1,500	111,495
Ruby Tuesday, Inc. (a)		7,500	208,125
			319,620

Industrial Conglomerates - 1.96%
Tyco International Ltd. (a)(c)		8,000	235,440

Insurance - 15.57%
AMBAC Financial Group, Inc. (a)		2,000	166,980
American International Group, Inc. (a)		1,500	100,755
Hilb Rogal & Hobbs Co. (a)		6,000	239,520
MBIA, Inc. (a)		17,600	1,091,552
Transatlantic Holdings, Inc.		4,400	268,136
			1,866,943

IT Services - 7.97%
Affiliated Computer Services, Inc. - Class A (a)(b)	. .	7,700	411,796
Computer Sciences Corp. (a)(b)		6,800	359,380
First Data Corp. (a)		4,000	97,000
Western Union Co. (b)		4,000	88,200
			956,376

Leisure Equipment & Products - 1.58%
Brunswick Corp. (a)		6,000	189,000

Life Science Tools & Services - 1.60%
PerkinElmer, Inc. (a)		9,000	192,240

See accompanying Notes to Financial Statements.

CastleRock Fund

SCHEDULE OF INVESTMENTS at October 31, 2006, Continued
COMMON STOCKS - 96.76%, Continued	Shares	Value
Machinery - 1.22%
Ingersoll-Rand Co. Ltd. - Class A (a)(c)	4,000	$146,840

Metals & Mining - 1.51%
Newmont Mining Corp. (a)	4,000	181,080

Pharmaceuticals - 1.53%
Barr Pharmaceuticals, Inc. (a)(b)	3,500	183,295

Road & Rail - 3.35%
Arkansas Best Corp. (a)	6,000	245,880
Werner Enterprises, Inc. (a)	8,500	155,975
		401,855

Semiconductor & Semiconductor Equipment - 1.07%
Intel Corp. (a)	6,000	128,040

Software - 1.08%
Symantec Corp. (a)(b)	6,500	128,960

Specialty Retail - 15.64%
Advance Auto Parts, Inc. (a)	5,500	192,610
Bed Bath & Beyond, Inc. (a)(b)	9,000	362,610
Home Depot, Inc. (a)	10,000	373,300
Lowe’s Cos., Inc. (a)	13,600	409,904
Men’s Wearhouse, Inc. (a)	6,000	239,100
Pacific Sunwear of California, Inc. (a)(b)	5,000	88,100
The Gap, Inc. (a)	10,000	210,200
		1,875,824

Thrifts & Mortgage Finance - 3.65%
MGIC Investment Corp. (a)	6,000	352,560
The PMI Group, Inc.	2,000	85,300
		437,860

TOTAL COMMON STOCKS
(Cost $11,008,813)		11,605,533

See accompanying Notes to Financial Statements.

CastleRock Fund

SCHEDULE OF INVESTMENTS at October 31, 2006, Continued
SHORT-TERM INVESTMENTS - 18.16%	Shares	Value
AIM STIT-Liquid Assets Portfolio
(Cost $2,177,755)	2,177,755	$2,177,755
Total Investments in Securities
(Cost $13,186,568) - 114.92%		13,783,288
Call Options Written - (11.10)%		(1,331,155)
Liabilities less Other Assets - (3.82)%		(458,722)
NET ASSETS - 100.00%		$11,993,411

(a) Security is subject to written call option(s).
(b) Non-income producing security.
(c) U.S. traded security of a foreign issuer.

See accompanying Notes to Financial Statements.

CastleRock Fund

SCHEDULE OF CALL OPTIONS WRITTEN at October 31, 2006
Underlying Security/
Expiration Date/Exercise Price	Contracts	Value
Advance Auto Parts, Inc.
Expiration: December, 2006, Exercise Price: $30.00	55	$(30,250)
Affiliated Computer Services, Inc. - Class A
Expiration: November, 2006, Exercise Price: $50.00	40	(15,200)
Expiration: January, 2007, Exercise Price: $50.00	37	(18,870)
AMBAC Financial Group, Inc.
Expiration: January, 2007, Exercise Price: $80.00	20	(11,200)
American International Group, Inc.
Expiration: November, 2006, Exercise Price: $60.00	15	(10,950)
Arkansas Best Corp.
Expiration: March, 2007, Exercise Price: $40.00	30	(13,200)
Expiration: June, 2007, Exercise Price: $40.00	30	(17,100)
Barr Pharmaceuticals, Inc.
Expiration: November, 2006, Exercise Price: $45.00	35	(26,600)
Bed Bath & Beyond, Inc.
Expiration: November, 2006, Exercise Price: $32.50	30	(23,700)
Expiration: November, 2006, Exercise Price: $35.00	30	(16,500)
Expiration: February, 2007, Exercise Price: $35.00	30	(19,200)
Biomet, Inc.
Expiration: November, 2006, Exercise Price: $32.50	30	(14,700)
Expiration: January, 2007, Exercise Price: $30.00	41	(34,440)
BJ Services Co.
Expiration: November, 2006, Exercise Price: $27.50	40	(12,400)
Expiration: November, 2006, Exercise Price: $30.00	40	(4,200)
BJ’s Wholesale Club, Inc.
Expiration: December, 2006, Exercise Price: $30.00	80	(7,200)
Brunswick Corp.
Expiration: December, 2006, Exercise Price: $30.00	60	(13,800)
C.H. Robinson Worldwide, Inc.
Expiration: November, 2006, Exercise Price: $40.00	30	(7,500)
Expiration: February, 2007, Exercise Price: $40.00	25	(11,250)
Expiration: May, 2007, Exercise Price: $40.00	25	(14,500)
Cintas Corp.
Expiration: February, 2007, Exercise Price: $35.00	50	(35,500)

See accompanying Notes to Financial Statements.

CastleRock Fund

SCHEDULE OF CALL OPTIONS WRITTEN at October 31, 2006, Continued
Underlying Security/
Expiration Date/Exercise Price	Contracts	Value
CIT Group, Inc.
Expiration: January, 2007, Exercise Price: $50.00	30	$(10,800)
Expiration: April, 2007, Exercise Price: $45.00	30	(26,100)
Computer Sciences Corp.
Expiration: December, 2006, Exercise Price: $45.00	34	(28,220)
Expiration: March, 2007, Exercise Price: $47.50	34	(25,840)
Diebold, Inc.
Expiration: November, 2006, Exercise Price: $40.00	14	(5,460)
ENSCO International, Inc.
Expiration: November, 2006, Exercise Price: $40.00	30	(26,520)
Expiration: December, 2006, Exercise Price: $40.00	20	(19,200)
Expiration: March, 2007, Exercise Price: $40.00	20	(22,000)
Expeditors International of Washington, Inc.
Expiration: November, 2006, Exercise Price: $40.00	40	(31,600)
Express Scripts, Inc.
Expiration: November, 2006, Exercise Price: $65.00	20	(2,600)
Expiration: January, 2007, Exercise Price: $65.00	10	(3,600)
First Data Corp.
Expiration: January, 2007, Exercise Price: $40.00	40	(27,600)
Harley-Davidson, Inc.
Expiration: November, 2006, Exercise Price: $50.00	10	(18,700)
Harrah’s Entertainment, Inc.
Expiration: November, 2006, Exercise Price: $65.00	15	(14,250)
Hilb Rogal & Hobbs Co.
Expiration: January, 2007, Exercise Price: $40.00	30	(5,400)
Expiration: April, 2007, Exercise Price: $40.00	30	(7,800)
Home Depot, Inc.
Expiration: February, 2007, Exercise Price: $35.00	100	(35,400)
Ingersoll-Rand Co. Ltd. - Class A
Expiration: November, 2006, Exercise Price: $37.50	40	(1,600)
Intel Corp.
Expiration: January, 2007, Exercise Price: $17.50	60	(24,060)
J.P. Morgan Chase & Co.
Expiration: January, 2007, Exercise Price: $37.50	15	(16,050)

See accompanying Notes to Financial Statements.

CastleRock Fund

SCHEDULE OF CALL OPTIONS WRITTEN at October 31, 2006, Continued
Underlying Security/
Expiration Date/Exercise Price	Contracts	Value
L-3 Communications Holdings, Inc.
Expiration: January, 2007, Exercise Price: $70.00	15	$(17,250)
Expiration: April, 2007, Exercise Price: $75.00	10	(8,900)
Lowe’s Cos., Inc.
Expiration: January, 2007, Exercise Price: $30.00	136	(22,440)
MBIA, Inc.
Expiration: November, 2006, Exercise Price: $60.00	100	(26,500)
Expiration: January, 2007, Exercise Price: $60.00	56	(23,520)
Expiration: February, 2007, Exercise Price: $60.00	20	(9,000)
Men’s Wearhouse, Inc.
Expiration: November, 2006, Exercise Price: $30.00	60	(60,600)
MGIC Investment Corp.
Expiration: December, 2006, Exercise Price: $60.00	20	(2,800)
Expiration: January, 2007, Exercise Price: $60.00	20	(4,200)
Expiration: March, 2007, Exercise Price: $55.00	20	(12,200)
Morgan Stanley
Expiration: January, 2007, Exercise Price: $55.00	10	(22,100)
Newmont Mining Corp.
Expiration: December, 2006, Exercise Price: $45.00	40	(9,000)
Pacific Sunwear of California, Inc.
Expiration: December, 2006, Exercise Price: $17.50	50	(5,500)
PerkinElmer, Inc.
Expiration: December, 2006, Exercise Price: $17.50	90	(35,100)
Ruby Tuesday, Inc.
Expiration: January, 2007, Exercise Price: $20.00	75	(60,750)
Southwest Airlines Co.
Expiration: December, 2006, Exercise Price: $15.00	100	(6,000)
Expiration: January, 2007, Exercise Price: $15.00	163	(15,485)
Expiration: March, 2007, Exercise Price: $15.00	70	(8,750)
Symantec Corp.
Expiration: January, 2007, Exercise Price: $15.00	65	(33,150)
The Gap, Inc.
Expiration: December, 2006, Exercise Price: $17.50	100	(39,000)
Tidewater, Inc.
Expiration: January, 2007, Exercise Price: $40.00	50	(46,000)

See accompanying Notes to Financial Statements.

CastleRock Fund

SCHEDULE OF CALL OPTIONS WRITTEN at October 31, 2006, Continued
Underlying Security/
Expiration Date/Exercise Price	Contracts	Value
Tyco International Ltd.
Expiration: January, 2007, Exercise Price: $27.50	80	$(18,000)
UnitedHealth Group, Inc.
Expiration: November, 2006, Exercise Price: $45.00	15	(5,850)
Expiration: December, 2006, Exercise Price: $45.00	25	(11,250)
Expiration: January, 2007, Exercise Price: $45.00	15	(7,950)
United Parcel Service, Inc. - Class B
Expiration: January, 2007, Exercise Price: $65.00	30	(34,500)
Werner Enterprises, Inc.
Expiration: November, 2006, Exercise Price: $17.50	35	(4,550)
Expiration: December, 2006, Exercise Price: $20.00	50	(2,250)
Zimmer Holdings, Inc.
Expiration: December, 2006, Exercise Price: $55.00	20	(35,000)
Expiration: January, 2007, Exercise Price: $60.00	25	(32,500)
Total Call Options Written (Proceeds $979,887)		$(1,331,155)

See accompanying Notes to Financial Statements.

CastleRock Fund

STATEMENT OF ASSETS AND LIABILITIES at October 31, 2006
ASSETS
Investments in securities, at value (cost $13,186,568)	$13,783,288
Receivables:
Proceeds from written options	63,733
Dividends and interest	6,720
Prepaid expenses	3,675
Total assets	13,857,416

LIABILITIES
Call options written, at value (proceeds $979,887)	1,331,155
Payables:
Securities purchased	487,907
Due to advisor	2,111
Administration fees	2,123
Audit fees	16,500
Transfer agent fees and expenses	3,703
Custody fees	3,452
Fund accounting fees	4,186
Shareholder reporting	8,934
Legal fees	1,367
Chief Compliance Officer fee	1,000
Accrued other expenses	1,567
Total liabilities	1,864,005

NET ASSETS	$11,993,411

Net asset value, offering and redemption price per share
[$11,993,411/1,078,089 shares outstanding; unlimited number
of shares (par value $0.01) authorized]	$11.12

COMPONENTS OF NET ASSETS
Paid-in capital	$11,116,209
Accumulated net realized gain on investments
and option contracts written	631,750
Net unrealized appreciation/(depreciation) of:
Investments	596,720
Option contracts written	(351,268)
Net assets	$11,993,411

See accompanying Notes to Financial Statements.

CastleRock Fund

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2006
INVESTMENT INCOME
Dividends	$105,114
Interest	23,530
Total investment income	128,644

EXPENSES
Advisory fees (Note 3)	100,593
Administration fees (Note 3)	25,835
Fund accounting fees (Note 3)	25,346
Transfer agent fees and expenses (Note 3)	24,564
Audit fees	16,499
Custody fees (Note 3)	12,068
Legal fees	11,397
Trustee fees	7,286
Reports to shareholders	6,210
Chief Compliance Officer fee (Note 3)	6,001
Registration fees	5,705
Insurance	3,904
Miscellaneous	1,273
Total expenses	246,681
Less: advisory fee waiver and reimbursement (Note 3)	(95,791)
Net expenses	150,890
Net investment loss	(22,246)

REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS AND OPTION CONTRACTS WRITTEN
Net realized gain on:
Investments	200,756
Option contracts written	467,419
Net realized gain	668,175
Net change in unrealized appreciation/(depreciation) on:
Investments	648,422
Option contracts written	(348,901)
Net unrealized gain	299,521
Net realized and unrealized gain on
investments and option contracts written	967,696
Net increase in net assets resulting from operations	$945,450

See accompanying Notes to Financial Statements.

CastleRock Fund

STATEMENTS OF CHANGES IN NET ASSETS
May 23, 2005*
	Year Ended	through
	October 31, 2006	October 31, 2005
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$(22,246)	$1,019
Net realized gain on investments
and option contracts written	668,175	98,718
Net change in unrealized appreciation/(depreciation)
on investments and option contracts written	299,521	(54,069)
Net increase in net assets
resulting from operations	945,450	45,668
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,316)	—
From net realized gain on investments
and option contracts written	(110,600)	—
Total distributions to shareholders	(113,916)	—
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	3,703,584	7,412,625
Total increase in net assets	4,535,118	7,458,293
NET ASSETS
Beginning of period	7,458,293	—
End of period	$11,993,411	$7,458,293
Includes undistributed net investment income of	$—	$1,019

(a) A summary of share transactions is as follows:
			May 23, 2005*
	Year Ended		through
	October 31, 2006		October 31, 2005
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	359,347	$3,851,478	732,295	$7,412,625
Shares issued on reinvestments
of distributions	10,839	113,916	—	—
Shares redeemed**	(24,392)	(261,810)	—	—
Net increase	345,794	$3,703,584	732,295	$7,412,625
** Net of redemption fees of		$80

*	Commencement of operations

See accompanying Notes to Financial Statements.

CastleRock Fund

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period
		May 23, 2005*
	Year Ended	through
	October 31, 2006	October 31, 2005
Net asset value, beginning of period	$10.18	$10.00

Income from investment operations:
Net investment income/(loss)	(0.02)^	0.00	#
Net realized and unrealized gain on
investments and option contracts written	1.11	0.18
Total from investment operations	1.09	0.18

Less distributions:
From net investment income	(0.00)#	—
From net realized gain on
investments and option contracts written	(0.15)	—
Total distributions	(0.15)	—
Redemption fees retained	0.00 #^	—

Net asset value, end of period	$11.12	$10.18

Total return	10.82%	1.80	%++

Ratios/supplemental data:
Net assets, end of period (thousands)	$11,993	$7,458
Ratio of expenses to average net assets:
Before expense reimbursement	2.45%	3.97	%+
After expense reimbursement	1.50%	1.50	%+
Ratio of net investment income/(loss)
to average net assets:
Before expense reimbursement	(1.17)%	(2.43	)%+
After expense reimbursement	(0.22)%	0.04	%+

Portfolio turnover rate	169.04%	80.60	%++

*	Commencement of operations.
+	Annualized.
++	Not annualized.
#	Amount is less than $0.01.
^	Based on average shares outstanding.

See accompanying Notes to Financial Statements.

CastleRock Fund

NOTES TO FINANCIAL STATEMENTS at October 31, 2006

NOTE 1 - ORGANIZATION

The CastleRock Fund (the “Fund”) is a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to obtain the majority of the returns associated with an investment in the stock market, while reducing volatility for investors. The Fund seeks to reduce this volatility by writing covered call options. The Fund began operations on May 23, 2005.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, or if the closing price doesn’t represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. Short-term investments are valued at amortized cost, which approximates market value. Investments in other mutual funds are valued at their net asset value.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

CastleRock Fund

NOTES TO FINANCIAL STATEMENTS at October 31, 2006, Continued

C.
Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Options Transactions: For hedging purposes, the Fund will write covered call options against at least 65% of its underlying equity securities. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amounts are held in a segregated account by the custodian). When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. As a writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (called) and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

CastleRock Fund

NOTES TO FINANCIAL STATEMENTS at October 31, 2006, Continued

F.
Redemption Fee: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held for less than 90 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

G.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2006, the Fund increased undistributed net investment loss and decreased accumulated net realized gain by $24,543 due to certain permanent book and tax differences.

H.
New Accounting Pronouncements: On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Application of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

CastleRock Fund

NOTES TO FINANCIAL STATEMENTS at October 31, 2006, Continued

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER
 TRANSACTIONS WITH AFFILIATES

For the year ended October 31, 2006, Burroughs Hutchinson (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended October 31, 2006, the Fund incurred $100,593 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.50% of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended October 31, 2006, the Advisor reduced its fees and reimbursed expenses in the amount of $95,791; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $160,047 at October 31, 2006. Cumulative expenses subject to recapture expire as follows:
Year	Amount
2008	$64,256
2009	$95,791
U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates

CastleRock Fund

NOTES TO FINANCIAL STATEMENTS at October 31, 2006, Continued

the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For the year ended October 31, 2006, the Fund incurred $25,835 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund. For the year ended October 31, 2006, the Fund incurred $25,346 in fund accounting fees and $15,500 in transfer agent fees. U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian. For the year ended October 31, 2006, the Fund incurred $12,068 in custody fees.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.

For the year ended October 31, 2006, the Fund was allocated $6,001 of the Chief Compliance Officer fee.

NOTE 4 - OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the Fund during the year ended October 31, 2006 were as follows:
	Number	Premiums
	of Contracts	Received
Options outstanding, beginning of year	1,967	$522,986
Options written	8,416	2,421,140
Options exercised	(3,603)	(982,948)
Options expired	(958)	(184,941)
Options closed	(2,862)	(796,350)
Options outstanding, end of year	2,960	$979,887

NOTE 5 - PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2006, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $21,495,888 and $17,328,025, respectively.

NOTE 6 - LINE OF CREDIT

The Fund has a line of credit in the amount of $1,175,000. This line of credit is intended to provide short-term financing, if necessary, subject to certain

CastleRock Fund

NOTES TO FINANCIAL STATEMENTS at October 31, 2006, Continued

restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank, N.A. During the year ended October 31, 2006, the Fund did not draw upon the line of credit.

NOTE 7 - INCOME TAXES AND DISTRIBUTIONS TO
  SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatment of net operating losses, classification of short-term gains, and wash sale losses and straddle losses deferred.

The tax character of distributions paid during the year ended October 31, 2006 and the period ended October 31, 2005 was as follows:
	2006	2005
Ordinary income	$113,916	$ —
Ordinary income distributions may include dividends paid from short-term capital gains.

As of October 31, 2006, the components of accumulated earnings/(losses) on a tax basis were as follows:
Cost of investments (long positions)	$13,263,194
Cost of investments (short positions)	(979,887)
$12,283,307

Gross tax unrealized appreciation	$1,017,659
Gross tax unrealized depreciation	(848,833)
Net tax unrealized appreciation	$168,826

Undistributed ordinary income	$710,301
Undistributed long-term capital gain	3,752
Total distributable earnings	$714,053

Other accumulated gains/(losses)	$(5,677)

Total accumulated earnings/(losses)	$877,202

The Fund had no capital loss carryforward.

CastleRock Fund

NOTES TO FINANCIAL STATEMENTS at October 31, 2006, Continued

NOTE 8 - TAX NOTICE (Unaudited)

The CastleRock Fund designates 25% of ordinary income and short-term capital gain distributions paid during the fiscal year ended October 31, 2006 as qualified dividend income.

The CastleRock Fund designates 25% of ordinary income and short-term capital gain distributions paid during the fiscal year ended October 31, 2006 as dividends qualifying for the dividends received deduction available for corporate shareholders.

Additional information for foreign shareholders only:
The CastleRock Fund designates 6% of ordinary distributions paid during the fiscal year ended October 31, 2006 as interest related dividends under the Internal Revenue Code Section 871 (k)(1)(c).

The CastleRock Fund designates $110,600 (97%) of ordinary distributions paid during the fiscal year ended October 31, 2006 as short-term capital gain distributions.

CastleRock Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of CastleRock Fund

We have audited the accompanying statement of assets and liabilities of the CastleRock Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of October 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and the period May 23, 2005 to October 31, 2005. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the CastleRock Fund, as of October 31, 2006, and the results of its operations for the year then ended, and the changes in net assets and financial highlights for the year then ended and the period May 23, 2005 to October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 15, 2006

CastleRock Fund

NOTICE TO SHAREHOLDERS at October 31, 2006 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-625-2785, or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2006

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-625-2785. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund’s Form N-Q is also available by calling 1-866-625-2785.

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
Name, Age
Address		Number of
Position held with Fund	Trustee	Portfolios
Principal Occupation(s) and other	of Fund	Overseen in
Directorships during past five years	Since*	Fund Complex**
Walter E. Auch, Born 1921	1997	1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Management Consultant, formerly Chairman, CEO of Chicago
Board Options Exchange and former President of Paine Webber.
Other Directorships: Nicholas-Applegate Funds, Citigroup,
Pimco Advisors LLP, Senele Group and UBS Capital Management
James Clayburn LaForce, Born 1928	2002	1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Dean Emeritus, John E. Anderson Graduate School of Management,
University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment Group,
The Metzler/Payden Investment Group, Arena Pharmaceuticals
and Cancervax
Donald E. O’Connor, Born 1936	1997	1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Financial Consultant, formerly Executive Vice President and Chief
Operating Officer of ICI Mutual Insurance Company (until January, 1997).
Other Directorships: The Forward Funds
George J. Rebhan, Born 1934	2002	1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Retired; formerly President, Hotchkis and Wiley Funds (mutual funds)
from 1985 to 1993.
Trustee: E*Trade Funds
George T. Wofford III, Born 1939	1997	1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Senior Vice President, Information Services, Federal Home Loan
Bank of San Francisco.
Other Directorships: None

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

INTERESTED TRUSTEE AND OFFICERS
Name, Age
Address		Number of
Position held with Fund	Trustee	Portfolios
Principal Occupation(s) and other	of Fund	Overseen in
Directorships during past five years	Since*	Fund Complex**
Eric M. Banhazl, Born 1957***	1997	1
615 E. Michigan Street
Milwaukee, WI 53202
Interested Trustee, President
Retired; formerly Senior Vice President, U.S. Bancorp Fund Services,
LLC, the Fund’s administrator, from 2001 to 2006; formerly, Executive
Vice President, Investment Company Administration, LLC (“ICA”).
Robert M. Slotky, Born 1947	N/A	N/A
2020 E. Financial Way
Glendora, CA 91741
Chief Compliance Officer, Vice President
Vice President, U.S. Bancorp Fund Services, LLC, the Fund’s
administrator (since July 2001); formerly Senior Vice President, ICA.
Rodney A. DeWalt, Born 1967	N/A	N/A
615 E. Michigan Street
Milwaukee, WI 53202
Secretary, AML Officer
Senior Counsel, Fund Administration, U.S. Bancorp Fund Services,
LLC (since January 2003); Thrivent Financial for Lutherans from
2000 to 2003; Attorney Private Practice, 1997 to 2000.
Douglas G. Hess, Born 1967	N/A	N/A
615 E. Michigan Street
Milwaukee, WI 53202
Treasurer
Vice President, Compliance and Administration, U.S. Bancorp Fund
Services, LLC (since March 1997).

*	The term for each Trustee is indefinite.
**	The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.
***	Mr. Banhazl is an “interested person” of the Trust as defined under the 1940 Act. Mr. Banhazl is an interested person of the Trust by virtue of his prior affiliation with U.S. Bancorp Fund Services, LLC.

The Statement of Additional Information includes additional information about the Fund’s trustees and officers and is available, without charge, upon request by calling 1-866-625-2785.

(This Page Intentionally Left Blank.)

ADVISOR
Burroughs Hutchinson
877 West Main Street, Suite 602
Boise, ID 83702

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 625-2785

CUSTODIAN
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE	10/31/06	FYE	10/31/05
Audit Fees	$14,100		$13,800
Audit-Related Fees	N/A		N/A
Tax Fees	$2,400		$2,200
All Other Fees	N/A		N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/06	FYE 10/31/05
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s independent trustees serve as its nominating committee, however, they do not make use of a nominating committee charter. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

 (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

 (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Series Trust

By (Signature and Title)*/s/ Eric M. Banhazl
   Eric M. Banhazl, President

Date 1/4/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*/s/ Eric M. Banhazl
   Eric M. Banhazl, President

Date 1/4/07

By (Signature and Title)*/s/ Douglas G. Hess
   Douglas G. Hess, Treasurer

Date 1/4/07

* Print the name and title of each signing officer under his or her signature.